UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2009 (Date of earliest event reported)
Shiloh Industries, Inc. (Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	021964 (Commission File Number)	510347683 (IRS Employer Identification Number)

880 Steel Drive (Address of principal executive offices)		44280 (Zip Code)
330 558 2600 (Registrant's telephone number, including area code)

103 Foulk Rd. DE. 19803 (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Shiloh Industries Reports Third Quarter 2009 Results

Item 9.01. Financial Statements and Exhibits

Press Release Announcing Third Quarter 2009 Results

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Shiloh Industries, Inc. dated August 28, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2009	SHILOH INDUSTRIES, INC. By: /s/ Kevin Bagby Kevin Bagby Vice President Finance & Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Shiloh Industries, Inc. dated August 28, 2009